Exhibit 99.1


                              SEPARATION AGREEMENT
                              --------------------


     AGREEMENT dated as of January 25, 2005 between IPIX Corporation, a Delaware corporation with its principal offices at 3160 Crow Canyon Road, Fourth Floor, San Ramon, California, 64583 (the "Company") and Paul A. Farmer ("Employee").

     WHEREAS, IPIX Corporation and Employee are parties to an employment agreement dated July 1, 2001 (the "Employment Agreement");

     WHEREAS, the Company and Employee desire to terminate the Employment Agreement; and

     WHEREAS, the Company and Employee desire to enter into this Agreement;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein and for other good and valuable consideration, the parties agree as follows:

     Section 1. Termination of Employment Agreement. The Company and Employee mutually agree to terminate the Employment Agreement, and all rights and duties arising from it or under it, effective as of January 21, 2005 (the "Termination Date"), except as specifically provided herein.

     Section 2.  Severance Payments to Employee; Other Matters.

     (a) Within thirty (30) days of the Termination Date, the Company shall pay any portion of Employee's now current base salary, vacation time and travel, entertainment or other business expenses incurred or accrued but not paid, as of the Termination Date. In addition, the Company shall pay to Employee as severance the amount of $112,500 (the "Severance Payment"), which will be paid in twelve (12) equal semi-monthly installments, with the first installment beginning on the first payroll date following the Termination Date.

     (b) The Company may withhold from any amounts payable under this Agreement any U.S. federal, state and local taxes as may be required to be withheld pursuant to any applicable law or regulation. The Company's obligations to make any payments pursuant to this Section 2 are expressly conditioned on Employee's continued compliance with the provisions of this Agreement. Employee will provide to the Company within thirty (30) days of the Termination Date documentation reasonably required to substantiate the business-related expenses described in Section 2(a) of this Agreement.

     (c) For the period of six (6) months after the Termination Date the Company shall reimburse Employee for the amount of Employee's premium payments for group health coverage, if any, elected by Employee pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA"); provided, however, that Employee shall be solely responsible for all matters relating to

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Employee's  continuation  of  coverage  pursuant  to COBRA,  including  (without limitation) Employee's election of such coverage and Employee's timely payment of premiums.

     (d) Vesting of any of Employee's unvested stock options granted to Employee pursuant to the IPIX Corporation Stock Option Agreements between Employee and the Company, and pursuant to the Amended and Restated IPIX Corporation Equity Incentive Plan, shall cease six months after the Termination Date on July 21, 2005. Employee's vested options shall be exercisable within ninety (90) days thereafter in the manner set forth in the applicable IPIX Corporation Stock Option Agreement.

     (e) Employee acknowledges that the Company makes no representations to Employee regarding the financial or tax consequences of the payments or benefits provided under this Agreement.

     Section 3. Conditional Nature of the Severance Payment; Non-Competition Agreement.

     (a) Conditional Nature of the Severance Payment; Non-Competition. Notwithstanding anything in this Agreement. Employee acknowledges that the provisions of (i) any confidentiality and invention assignment agreement in effect as of the Termination Date (the "Confidentiality Agreement") and (ii) Sections 6.5 (Cooperation), 8 (Post-Employment Activities), 9 (Remedies) and
10.6 (Assistance in Litigation) of the Employment Agreement (the "Employment Agreement Provisions") shall remain in full force and effect for the time periods specified therein. Employee agrees and acknowledges that the Employee's right to receive and keep the severance payments and other benefits set forth in
Section 2 is conditioned upon Employee continuing to observe, and not be in breach of, the provisions of the Confidentiality Agreement and the Employment Agreement Provisions. Upon any breach of the Confidentiality Agreement or the Employment Agreement Provisions, all severance payments and other benefits pursuant to Section 2 of this Agreement shall immediately cease, or if already paid, shall be recoverable in full by the Company.

     (b) Exclusions. No provision of this Agreement shall be construed to preclude Employee from performing the same services which the Company retained Employee to perform for any person or entity which is not a Competitor of the Company upon the expiration or termination of Employee's employment (or any post-employment consultation) so long as Employee does not thereby violate any term of the Employment Agreement or the Confidentiality Agreement.

     Section 4. Remedies. Employee's obligations under Section 3 of this Agreement shall survive the Termination Date. Employee acknowledges that a remedy at law for any breach or threatened breach by Employee of Section 3 of this Agreement would be inadequate and Employee therefore agrees that the Company shall be entitled to injunctive relief in any court of competent jurisdiction in the case of any such breach or threatened breach. Employee acknowledges that this Section 4 does not limit the Company's right to seek monetary damages for breach of this Agreement.

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

     Section 5. Release. For and in consideration of the payment to be made and for other valuable consideration to be provided to Employee pursuant to this Agreement, Employee, for himself, his heirs, executors, administrators, trustees, legal representatives, successors and assigns (hereinafter, collectively referred to as "Releasors"), hereby forever releases and discharges the Company and any of its past, present or future parent entities, and all of the partners, subsidiaries, affiliates, divisions, employee benefit and/or pension plans or funds, successors and assigns of each and any of its or their past, present or future directors, officers, attorneys, agents, trustees, administrators, employees, or assigns (whether acting as agents for the Company or in their individual capacities) (hereinafter collectively referred to as "Releasees") from any and all claims, demands, causes of action, and liabilities of any kind whatsoever (upon any legal or equitable theory, whether contractual, common-law, statutory, federal, state, local, or otherwise), whether known or unknown, suspected or unsuspected, disclosed or undisclosed, by reason of any act, omission, transaction or occurrence which Releasors ever had, now have or hereafter can, shall or may have against Releasees up to and including the Termination Date. Without limiting the generality of the foregoing, Releasors hereby release and discharge Releasees from:

     (a) any and all claims relating to Employee's employment ("employment" in this Agreement refers to any remunerative relationship, including without limitation, any form of independent contractor or consultant relationship);

     (b) any and all claims of employment discrimination, harassment and/or retaliation under any federal, state or local statute or ordinance, including without limitation, any and all claims under Title VII of the Civil Rights Act, the Age Discrimination in Employment Act ("ADEA"), the Fair Labor Standards Act, the Family and Medical Leave Act, the Americans with Disabilities Act, the Employee Retirement Income Security Act, and the California Fair Employment & Housing Act;

     (c) any and all claims for tortious conduct, wrongful discharge and/or breach of employment contract or commission agreement;

     (d) any claims for compensation including but not limited to salary, bonus, stock, or stock options;

     (e) any all claims for attorney's fees, costs, disbursements and the like which Employee ever had, now has or hereafter can, shall or may have against Releasees for, upon or by reason of any act, omission, transaction or occurrence up to and including the Termination Date; and

     (f) Employee hereby waives any rights under Section 1542 of the California Civil Code, which provides as follows: A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

     Employee acknowledges that he is knowingly and voluntarily waiving and releasing any rights he may have under the ADEA, as amended. Employee also acknowledges that the consideration given for the waiver and release in the preceding paragraph hereof is in addition to anything of value to which he was already entitled. Employee further acknowledges that he has been advised by this writing, as required by the ADEA, that: (a) his waiver and release do not apply

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

to any rights or claims that may arise after the execution date of this Agreement; (b) he has been advised hereby that he has the right to consult with an attorney prior to executing this Agreement; (c) he has twenty-one (21) days to consider this Agreement; (d) he has seven (7) days following the execution of this Agreement by the parties to revoke the Agreement by giving written notice of his intention to revoke to the Chief Executive Officer of the Company; and
(e) this Agreement shall not be effective until the date upon which the revocation period has expired, which shall be the eighth day after this Agreement is executed by Employee, provided that the Company has also executed this Agreement by that date ("Effective Date").

     Section 6.  Miscellaneous.

     (a) Governing Law/Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without reference to California law regarding choice of law.

     (b) Entire Agreement/Amendments. This Agreement and the documents referenced herein contain the entire understanding of the parties with respect to the subject matter of this Agreement. There are no restrictions, agreements, promises, warranties, covenants or undertakings between the parties with respect to the subject matter herein other than those expressly set forth herein. This Agreement may not be altered, modified, or amended except by written instrument signed by the parties hereto.

     (c) No Waiver. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver of such party's rights or deprive such party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

     (d) Severability. In the event that any one or more of the provisions of this Agreement shall be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions of this Agreement shall not be affected thereby.

     (e) Assignment. This Agreement shall not be assignable by Employee and may be assigned by the Company without the consent of Employee; provided, however, that the Company shall require any successor to substantially all of the stock, assets or business of the Company to assume this Agreement.

     (f) Successors; Binding Agreement. This Agreement shall inure to the benefit of and be binding upon the personal or legal representatives, executors, administrators, successors, including successors to all or substantially all of the stock, business and/or assets of the Company, heirs, distributees, devisees and legatees of the parties.

     (g) Notice. For the purpose of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the execution page of this Agreement, provided that all notices to the Company shall be directed to the attention of the Secretary of the Company, or to such other address as either party may have

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furnished to the other in writing in accordance herewith,  except that notice of change of address shall be effective only upon receipt. Provided, however, that this Section 6 (g) shall not apply to notice of revocation under Section 5 of this Agreement, which notice shall be given as specified in Section 5.

     (h) Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                           By: /s/ Mariza Trejo-Mejia
                                               ------------------------------
                                               IPIX Corporation


                                           Title: Human Resources Manager
                                                  -----------------------

                                           Address: 3160 Crow Canyon Road
                                                    Fourth Floor
                                                    San Ramon, California  64583



                                           /s/ Paul Farmer
                                           ---------------
                                           Paul A. Farmer
                                           11 Brightwood Circle
                                           Danville, California 94506


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